Exhibit 99.1

Advasa Holdings, Inc. 4th floor, Akasaka K Tower, 1-2-7 Moto-Akasaka Minato-ku, Tokyo, 107-0051 Japan https://adbt.io/

ADVASA Provides Clarification to Shareholders Regarding Its Direct Listing, Registered Resale Shares, Largest Shareholder Ownership and Management Transition

TOKYO and NEW YORK, September 9, 2026 – Advasa Holdings, Inc. (Nasdaq: ADBT) (“ADVASA” or the “Company”), a fintech payment holding company providing Earned Wage Access (“EWA”) and next-generation financial infrastructure solutions through its Japanese operating subsidiary ADVASA Co., Ltd., provided the following clarification in response to questions it has received from shareholders since its common stock began trading on the Nasdaq Global Market on August 25, 2026. Except where otherwise noted, the information below is drawn from the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at www.sec.gov and on the Company’s investor relations website at ir.adbt.io.

Direct Listing

On August 25, 2026, ADVASA’s common stock began trading on the Nasdaq Global Market by way of a direct listing. A direct listing is not an underwritten, capital-raising offering. The Company did not issue or sell any shares of common stock in connection with the listing and did not receive any proceeds from the listing.

Registered Resale Shares

The Company’s resale prospectus relates to up to 94,046,357 shares of common stock already held by existing stockholders, referred to in the prospectus as registered stockholders, who may sell those shares from time to time. These are existing shares, not newly issued shares, and the Company will not receive any proceeds from sales by the registered stockholders. The registered stockholders may, or may not, elect to sell their shares, and the Company does not control whether, when, or at what price any such sales occur.

Registration for resale permits potential future sales under applicable securities laws. Registration itself does not constitute a sale and does not, by itself, indicate that a selling shareholder has sold, currently intends to sell, or is under any obligation to sell any shares.

Largest Shareholder Ownership

As previously disclosed in the Schedule 13D filed with the SEC on August 18, 2026, Mr. Asamitsu Kosugi, the Company’s largest shareholder, beneficially owns 232,638,232 shares of ADVASA common stock, representing approximately 47.76% of the Company’s outstanding common stock as reported therein.

Based on records reviewed by the Company, ADVASA confirms that, from the commencement of trading on Nasdaq on August 25, 2026 through September 9, 2026, Mr. Kosugi:

● has sold no shares of ADVASA common stock in open-market transactions;

● has sold or transferred no shares through private or other transactions; and

● continues to beneficially own 232,638,232 shares of ADVASA common stock, unchanged from the amount reported in his Schedule 13D.

No Pledges, Hedging or Trading Plans

ADVASA further confirms that, as of September 9, 2026, none of Mr. Kosugi’s shares are pledged as collateral or subject to any margin loan, and that he has not entered into any hedging or securities lending arrangement with respect to his shares or adopted any trading plan pursuant to Rule 10b5-1.

The foregoing statements regarding Mr. Kosugi reflect historical facts as of the dates indicated and should not be interpreted as a commitment regarding any future transaction or disposition.

Total Shares of Common Stock Issued and Outstanding

As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, the Company had 487,065,702 shares of common stock issued and outstanding as of August 12, 2026, the same number reported as of June 30, 2026. A resale registration permits existing stockholders to sell shares they already own; it does not create new shares or increase the number of shares outstanding.

Management Transition

As disclosed in the Company’s Current Report on Form 8-K filed on September 2, 2026, Katharyn Field resigned as Chief Financial Officer on August 27, 2026. Ms. Field advised the Company that her resignation was for personal reasons and was not the result of any dispute or disagreement with the Company, its management, or its board of directors. Chief Executive Officer Grady Ryther is serving as interim Chief Financial Officer while the Company searches for a permanent successor. The Company will announce the appointment once it is finalized.

Business Update

ADVASA’s core product, FUKUPE, is a patented EWA platform that allows employees to access wages they have already earned in real time through cashless settlement that integrates with employers’ existing HR and payroll systems and with bank transfers, digital wallets, and prepaid cards. The platform is live in Japan, and the Company is currently preparing for market launches in Indonesia and the United Arab Emirates. ADVASA’s intellectual property foundation spans markets including Japan, the United States, South Korea, and Singapore. The Company’s operations have continued without interruption since the listing.

Since the listing, the Company has continued to expand the payment capabilities available through its platform. On September 2, 2026, the Company announced that its ADVASA Visa card now supports USD Coin (USDC) payments alongside traditional fiat currency, broadening the ways FUKUPE users can access and use their earned wages. In the same announcement, ADVASA also announced its intention to explore opportunities in tokenizing real-world assets (RWA) as an extension of its existing financial technology.

Shareholder Communications

The Company will communicate material developments through press releases and SEC filings, and through its official investor channels, including its investor relations website (ir.adbt.io), its verified Stocktwits account, and its X account (@AdvasaHoldings). Shareholder inquiries may be directed to ir@advasa.co.jp. The Company does not comment on the stock price or trading activity in its common stock or on the actions of individual market participants, and it cannot discuss information that has not been publicly disclosed.

About ADVASA

Advasa Holdings, Inc. is a fintech payment holding company incorporated in Delaware. It operates “FUKUPE,” an Earned Wage Access (“EWA”) platform that allows employees to receive wages they have already earned in real time. Through a global patent strategy, ADVASA has established an intellectual property foundation across markets including Japan, the United States, South Korea, and Singapore. By seamlessly integrating with major HR and payroll systems and diverse payment infrastructure, including bank transfers and e-wallets, ADVASA aims to build on its business in Japan and expand into overseas markets such as Indonesia and the UAE, where demand for financial inclusion is rapidly growing.

Forward-Looking Statements

Certain statements in this announcement are forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and financial needs.

These forward-looking statements include, but are not limited to, statements regarding the direct listing, registered resale shares, the future ownership, potential trading activity, disposition plans of the Company’s largest shareholder, Mr. Asamitsu Kosugi, the potential impact of any future resale registration, the Company’s ongoing search for a permanent Chief Financial Officer, upcoming market launches for the FUKUPE platform in Indonesia and the United Arab Emirates, and plans to explore real-world asset (RWA) tokenization opportunities. Such forward-looking statements are subject to risks and uncertainties, including the potential for future sales or transfers of shares by major stockholders, the ability to identify and onboard a qualified permanent Chief Financial Officer, the potential future sales of common stock by registered/existing stockholders from time to time, changes in the number of outstanding shares of common stock, the risk that historical trading patterns or ownership structures may not predict future behaviors, expectations regarding the trading of its common stock on the Nasdaq Global Market, market volatility on Nasdaq, the Company’s expansion plans into global markets (including Indonesia and the UAE), its commitment to building long-term shareholder value through disciplined execution, continued innovation, and sustainable growth, potential delays or regulatory hurdles in launching the FUKUPE platform in new international jurisdictions, and the inherent volatility or technical challenges associated with expanding into digital assets and tokenized financial solutions. Investors can identify these forward-looking statements by words or phrases such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “aim,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “likely,” “potential,” “project,” or “continue,” or the negative of these terms or other comparable terminology. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot guarantee that such expectations will prove correct. Investors are encouraged to review the risks, uncertainties and other factors that may affect the Company’s future results identified in the Company’s registration statement on Form S-1, as amended (File No. 333-292013), declared effective by the SEC on August 11, 2026, the Company’s Form 10-Q for the quarter ended June 30, 2026 filed with the SEC on August 12, 2026, and subsequent disclosure documents the Company may file with the SEC. The Company claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements.

Contacts
ADVASA Investor Relations

Email: ir@advasa.co.jp

Website: https://adbt.io/
X: @AdvasaHoldings (https://x.com/AdvasaHoldings)